                                 [AQUINAS LOGO]
                            1-877-AQUINAS (278-4627)
PROSPECTUS
March 1, 2001

          American AAdvantage Money Market Fund(SM)-PlanAhead Class(R)

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ABOUT THE FUND
  OVERVIEW..................................................     1
  MONEY MARKET FUND.........................................     2
  THE MANAGER...............................................     4
  VALUATION OF SHARES.......................................     5
ABOUT YOUR INVESTMENT
  PURCHASE AND REDEMPTION OF SHARES.........................     5
  DISTRIBUTIONS AND TAXES...................................    10
ADDITIONAL INFORMATION
  DISTRIBUTION OF FUND SHARES...............................    10
  MASTER-FEEDER STRUCTURE...................................    11
  FINANCIAL HIGHLIGHTS......................................    12
  ADDITIONAL INFORMATION................................BACK COVER

ABOUT THE FUND

                                    OVERVIEW

        The American AAdvantage Money Market Fund (the "Fund") is managed by AMR Investment Services, Inc. (the "Manager"), a wholly owned subsidiary of AMR Corporation.

        The Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in the corresponding Portfolio of the AMR Investment Services Trust ("AMR Trust") that has a similar name and identical investment objective. Throughout this Prospectus, statements regarding investments by the Fund refer to investments made by its corresponding Portfolio. For easier reading, the term "Fund" is used throughout the Prospectus to refer to either the Fund or its Portfolio, unless stated otherwise. See "Master-Feeder Structure."

THE SECURITIES AND EXCHANGE COMMISSION DOES NOT GUARANTEE THAT THE INFORMATION IN THIS PROSPECTUS OR ANY OTHER MUTUAL FUND'S PROSPECTUS IS ACCURATE OR COMPLETE, NOR DOES IT JUDGE THE INVESTMENT MERIT OF THIS FUND. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.

                     AMERICAN AADVANTAGE MONEY MARKET FUND

INVESTMENT OBJECTIVE

        Current income, liquidity and the maintenance of a stable price of $1.00 per share.

PRINCIPAL STRATEGIES

        The Fund seeks its investment objective by investing all of its investable assets in the Money Market Portfolio of the AMR Trust.

        The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar-denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers' acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

        Currently, the Manager is the sole investment adviser to the Fund.

        The Fund will only buy securities with the following credit qualities:

        - rated in the highest short-term categories by two rating organizations, such as "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc., at the time of purchase,
        - rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization, or
        - unrated securities that are determined to be of equivalent quality by the Manager pursuant to guidelines approved by the Board of Trustees.

        The Fund invests more than 25% of its total assets in obligations issued by the banking industry. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

        Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

PRINCIPAL RISK FACTORS

        - The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.
        - Although the Fund seeks to preserve the value of your investment at
          $1.00 per share, it is possible to lose money by investing in the
          Fund.
        - As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Your investment in the Fund is not insured or guaranteed by the U.S. Government or any financial or government institution.

INVESTOR PROFILE

        This Fund may be suitable for investors who:

        - seek the preservation of capital and to avoid fluctuations in principal,
        - desire regular, monthly income from a highly liquid investment,
        - require a short-term investment vehicle for cash when making long-term investment decisions, or
        - seek a rate of return that is potentially higher than certificates of deposit or savings accounts.

HISTORICAL PERFORMANCE

        The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The PlanAhead Class of the Fund began offering its shares on August 1, 1994. However, another class of shares of the Fund not offered in this prospectus began offering its shares on September 1, 1987. In the chart and table below, performance results before August 1, 1994 are for the older class. Because the other class had lower expenses, its performance was better than the PlanAhead Class of the Fund would have realized in the same period. Past performance is not necessarily indicative of how the Fund will perform in the future. Investors may call (800) 423-6369 to obtain the Fund's current seven-day yield.

                              [PERFORMANCE GRAPH]

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

91..........................................................   6.77%
92..........................................................   4.02%
93..........................................................   3.28%
94..........................................................   4.02%
95..........................................................   5.70%
96..........................................................   5.15%
97..........................................................   5.32%
98..........................................................   5.24%
99..........................................................   4.87%
00..........................................................   6.14%

Highest Quarterly Return:                                               1.88%
  (1/1/91 through 12/31/00)                                      (1st Quarter 1991)
Lowest Quarterly Return:                                                0.80%
  (1/1/91 through 12/31/00)                                   (2nd & 4th Quarter 1993,
                                                                  1st Quarter 1994)

                                                              MONEY
                                                              MARKET
                AVERAGE ANNUAL TOTAL RETURN                    FUND
                      (as of 12/31/00)                        ------
1 Year......................................................  6.14%
5 Years.....................................................  5.34%
10 Years....................................................  5.05%

                               FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees.....................................................           0.10%
Distribution (12b-1) Fees...........................................           0.00
Other Expenses......................................................           0.44
                                                                              -----
Total Annual Fund Operating Expenses................................           0.54%
                                                                              =====

---------------

(1) The expense table and the Example below reflect the expenses of both the Fund and the AMR Investment Services Money Market Portfolio.

EXAMPLE

        This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year......................................................  $ 55
3 Years.....................................................  $173
5 Years.....................................................  $302
10 Years....................................................  $677

                                  THE MANAGER

        The Fund has retained AMR Investment Services, Inc. to serve as its Manager. The Manager, located at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2000, the Manager had approximately $22.9 billion of assets under management, including approximately $10.5 billion under active management and $12.4 billion as named fiduciary or financial adviser. Of the total, approximately $14.1 billion of assets are related to AMR Corporation.

        The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager develops the investment programs for the Fund and serves as the sole investment adviser to the Fund. As compensation for providing management services, the Fund pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of the net assets of the Fund.

                              VALUATION OF SHARES

        The price of the Fund's shares is based on its net asset value ("NAV") per share. The Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding. Securities held by the Fund are valued in accordance with the amortized cost method, which is designed to enable the Fund to maintain a stable NAV of $1.00 per share. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

        The NAV of PlanAhead Class shares will be determined based on a pro rata allocation of the Portfolio's investment income, expenses and total capital gains and losses. The Fund's NAV per share is determined as of the close of the New York Stock Exchange ("Exchange"), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. In addition, the Fund is not open and no NAV is calculated on Columbus Day and Veterans Day.

ABOUT YOUR INVESTMENT

                       PURCHASE AND REDEMPTION OF SHARES

ELIGIBILITY

        PlanAhead Class shares are offered to all investors, including investors using intermediary organizations such as discount brokers or plan sponsors and retirement accounts.

PURCHASE POLICIES

        No sales charges are assessed on the purchase or sale of Fund shares. Shares of the Fund are offered and purchase orders accepted until 4:00 p.m. Eastern Time (or if earlier, the close of the Exchange) on each day on which the Exchange is open for trading. In addition, shares of the Fund are not offered and orders are not accepted on Columbus Day and Veterans Day. If a purchase order is received in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the deadline, the purchase price will be the NAV of the following day that the Fund is open for business. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept "starter" checks or third party checks.

OPENING AN ACCOUNT

        A completed, signed application is required to open an account. You may request an application form by calling 1-877-AQUINAS (877-278-4627).

        Complete the application, sign it and:

              MAIL TO:                            EXPRESS MAIL TO:
DST Systems, Inc                        DST Systems, Inc.
P.O. Box 219533                         330 West 9th Street
Kansas City, MO 64121-9533              Poindexter Bldg.
                                        Kansas City, MO 64105

HOW TO PURCHASE SHARES

TO MAKE AN INITIAL PURCHASE                      TO ADD TO AN EXISTING ACCOUNT
By Check
- Make check payable to DST Systems, Inc.        - Make check payable to DST Systems, Inc.
- Include the Fund name on the check.            - Include the shareholder's account number
- Mail check ($500 minimum) and completed          and Fund name on the check.
  application to:                                - Mail check ($250 minimum, $100 for UTMAs,
                                                   $50 for IRAs, $10 for 403(b)s) and additional
DST Systems, Inc.                                  investment form to:
P.O. Box 219533
Kansas City, MO 64121-9533                       DST Systems, Inc.
                                                 P.O. Box 219533
                                                 Kansas City, MO 64121-9533
By Wire
Call (800) 423-6369 to purchase shares by        Call (800) 423-6369 to purchase shares by
wire. Send a bank wire ($500 minimum) to UMB     wire. Send a bank wire ($250 minimum, $100
Bank, NA with these instructions:                for UTMAs, $50 for IRAs, $10 for 403(b)s) to
- ABA# 1010-0069-5                               UMB Bank, NA with these instructions:
  A/C# 9870523922                                - ABA# 1010-0069-5
- Attn: American AAdvantage Money Market           A/C# 9870523922
  Fund-PlanAhead Class                           - Attn: American AAdvantage Money Market
- Investor's name, account registration,           Fund-PlanAhead Class
  account number, and social security or tax     - shareholder's name, account registration,
  ID number                                        account number, and social security or tax ID
                                                   number
By Pre-Authorized Automatic Investment
- Fill in required information on the account    - Funds will be transferred automatically
  application, including amount ($50               from your bank account via Automated Clearing
  minimum).                                        House ("ACH") on the 16th day of each
- Attach a voided check to the account             month.
  application.
By Exchange
You may buy shares of the Fund by exchanging shares from an Aquinas Fund if you have owned shares of the other fund for at least 15 days and if the other fund has the same registration.
Send a written request to the address above or call (800) 423-6369.

REDEMPTION POLICIES

        Shares of the Fund may be redeemed by telephone, by pre-authorized automatic redemption or by mail on any day the Fund is open for business. The redemption price will be the NAV next determined after a redemption order is received in good order. For assistance with completing a redemption request, please call (800) 423-6369.

        Proceeds from a redemption order for the Fund will be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to 15 days.

        The Fund reserves the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.

        Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Fund or the Fund's corresponding Portfolio. Unpaid dividends credited to an account up to the date of redemption of all shares of the Fund generally will be paid at the time of redemption.

HOW TO REDEEM SHARES

METHOD                                           ADDITIONAL INSTRUCTIONS
By Telephone
                                                 - Telephone redemption orders are limited to
If you did not decline telephone privileges        $50,000 within any 30 day period.
on your application, call (800) 423-6369         - Proceeds will be mailed only to the account
with:                                              address of record or transmitted by wire to
- account name and number                          a commercial bank designated on the account
- shares or dollar amount to be redeemed           application form.
  ($1,000 minimum)
By Mail
                                                 A signature guarantee may be required for
Write a letter of instruction including          redemption orders:
- the Fund name and shareholder account          - in amounts of $50,000 or more,
  number                                         - with a request to send the proceeds to a
- shares or dollar amount to be redeemed           person other than the registered shareholder
- authorized signature(s) of all persons           or to an address other than the address or
  required to sign for the account                 commercial bank account designated on the
Mail to:                                           account application, or
                                                 - where the address of record or account
DST Systems, Inc.                                  designated to receive redemption requests has
P.O. Box 219533                                    changed within the last 30 days.
Kansas City, MO 64121-9533                       Call (800) 423-6369 for instructions and
                                                 further assistance.
By Check
                                                 - Minimum check amount is $100.
Choose the check writing feature on the          - A $2 service fee per check is charged for
account application.                             check copies.
By Pre-Authorized Automatic Redemption
                                                 Proceeds will be transferred automatically
Fill in required information on the account      from your Fund account to your bank account
application, including amount ($250 minimum).    via ACH at monthly, quarterly, or annual
Account must have initial balance of at least    intervals as indicated on your application.
$10,000.
By Exchange
Send a written request to the address above      - You may sell shares of a Fund in exchange
or call (800) 423-6369 to exchange shares.         for shares of an Aquinas Fund if you have
                                                   owned shares of the Fund for at least 15
                                                   days.
                                                 - The minimum amount for each exchange is
                                                   $50.

RETIREMENT ACCOUNTS

        The Fund offers the following retirement plans that may be funded with purchases of the Fund's shares and may allow investors to shelter some of their income from taxes:

               INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered IRA. The Fund offers a prototype IRA plan which may be adopted by individuals. DST currently charges an annual maintenance fee of $12. Earnings on amounts held in an IRA are not taxed until withdrawn. However, the amount of the deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

               MODEL 403(B)(7) PLAN. A model 403(b)(7) plan is available for employees of certain charitable, educational and governmental entities.

               MODEL 401(K) PLAN. A model 401(k) plan is available for employees of corporations and other employers.

               SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES ("SIMPLES"). A model SIMPLE plan is available for employees of corporations and other employers.

        To receive a retirement account application, or if you have questions about establishing a retirement account, call (877) AQUINAS (278-4627).

GENERAL POLICIES

        If a shareholder's account balance in any Fund falls below $500, the shareholder may be asked to increase the balance. If the account balance remains below $500 after 60 days, the Fund reserves the right to close the account and send the proceeds to the shareholder.

        The following policies apply to instructions you may provide to the Fund by telephone:

        - The Fund, its officers, trustees, directors, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
        - The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
        - Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

        The Fund reserves the right to:

        - reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares,
        - modify or terminate the exchange privilege at any time,
        - limit the number of exchanges between Funds an investor may exercise, and
        - seek reimbursement from you for any related loss incurred if your payment for the purchase of Fund shares by check does not clear your bank.

        Third parties, such as banks, brokers and 401(k) plan providers who offer Fund shares, may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.

                            DISTRIBUTIONS AND TAXES

        The Fund distributes most or all of its net earnings in the form of dividends from net investment income and distributions of realized net capital gains that are paid to shareholders monthly on the first business day following month-end. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Usually, dividends and distributions of realized net short-term capital gains are taxable as ordinary income. Distributions by the Fund of any realized net long-term capital gains are taxable to their shareholders as long-term capital gains regardless of how long an investor has been a shareholder.

        This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax adviser regarding specific questions as to the effect of federal, state or local income taxes on an investment in the Fund.

ADDITIONAL INFORMATION

                          DISTRIBUTION OF FUND SHARES

        The Fund does not incur any direct distribution expenses related to PlanAhead Class shares. However, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. In the event the AMR Trust begins to incur distribution expenses for the Fund, distribution fees may be paid out of Fund assets, possibly causing the cost of your investment to increase over time and resulting in costs higher than other types of sales charges.

                            MASTER-FEEDER STRUCTURE

        Under a master-feeder structure, a "feeder" fund invests all of its investable assets in a "master" fund with the same investment objective. The "master" fund purchases securities for investment. The master-feeder structure works as follows:

                         Master-Feeder Structure graph

        The Fund can withdraw its investment in its corresponding Portfolio at any time if the Board determines that it is in the best interest of the Fund and its shareholders to do so. A change in the Portfolio's fundamental objective, policies and restrictions, which is not approved by the Fund's shareholders could require the Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund. If the Fund withdraws its investment from the Portfolio, the Fund's assets will be invested according to the investment policies and restrictions described in this Prospectus.

                              FINANCIAL HIGHLIGHTS

        The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's highlights were audited by Ernst & Young LLP, independent auditors. More financial information about the Fund is found in its Annual Report, which you may obtain upon request.

                (For a share outstanding throughout the period)

                                              MONEY MARKET FUND-PLANAHEAD CLASS
                         ----------------------------------------------------------------------------
                                          TWO MONTHS
                          YEAR ENDED        ENDED                   YEAR ENDED OCTOBER 31,
                         DECEMBER 31,    DECEMBER 31,    --------------------------------------------
                             2000            1999          1999        1998        1997        1996
                         ------------    ------------    --------    --------    --------    --------
Net asset value,
  beginning of period      $   1.00        $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                           --------        --------      --------    --------    --------    --------
  Net investment
     income(A)                 0.06            0.01          0.05        0.05        0.05        0.05
  Less dividends from
     net investment
     income                   (0.06)          (0.01)        (0.05)      (0.05)      (0.05)      (0.05)
                           --------        --------      --------    --------    --------    --------
Net asset value, end of
  period                   $   1.00        $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                           ========        ========      ========    ========    ========    ========
Total return                   6.14%           0.89%(B)      4.79%       5.31%       5.28%       5.21%
                           ========        ========      ========    ========    ========    ========
Ratios and supplemental
  data:
  Net assets, end of
     period (in
     thousands)            $299,304        $262,748      $343,532    $288,759    $189,189    $106,890
  Ratios to average net
     assets
     (annualized)(A)
     Expenses                  0.54%           0.55%         0.53%       0.53%       0.54%       0.58%
     Net investment
       income                  5.95%           5.32%         4.69%       5.18%       5.17%       5.06%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Money Market Portfolio.

(B) Not annualized.

American Airlines is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class is a registered service mark, and American AAdvantage Money Market Fund is a service mark of AMR Investment Services, Inc.

                             ADDITIONAL INFORMATION

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-877-278-4627 (toll free).

                        ANNUAL REPORT/SEMI-ANNUAL REPORT

The Fund's Annual and Semi-Annual Reports list the Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's independent auditors is included in the Annual Report.

                      STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

                                 BY TELEPHONE:
                        Call 1-877-278-4627 (toll free)
                                  972-233-6655

                                    BY MAIL:
                             5310 Harvest Hill Road
                                   Suite 248
                              Dallas, Texas 75230

                                   BY E-MAIL:
                             info@aquinasfunds.com

                                ON THE INTERNET:
                      Visit our website at www.aafunds.com
                      Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to: SEC's Public Reference Section, 450 5th Street NW, Washington, D.C. 20549-0102. The SAI and other information about the Fund may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

                            SEC File Number 811-4984

                                  [AQUINAS LOGO]
                            ---------------------------------

                                       PROSPECTUS
                            ---------------------------------

                               [AMERICAN AADVANTAGE LOGO]

                                1-877-AQUINAS (278-4627)
                                       (TOLL FREE)

                            ---------------------------------

                                      March 1, 2001

                            ---------------------------------